UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

2

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2008

Portfolio Manager Commentary

To Our Shareholders—May 13, 2008

This report provides management’s discussion of fund performance for the one portfolio of the Sanford C. Bernstein Fund II, Inc. for the semi-annual reporting period ended March 31, 2008.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and Agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-markets countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 3 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2008.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended March 31, 2008. For both periods the following positions detracted from performance: underweights in Treasuries and Agencies, exposure to subprime mortgage-related ABS and collateralized debt securities (CDOs) as well as Alt-A mortgage securities (Alt-A or ‘alternative’ mortgages are home loans made with less than full documentation), an overweight in commercial mortgage-backed securities (CMBS), and positions in high-yield and emerging-markets. The Portfolio’s exposure to subprime mortgage-related ABS and CDOs, as well as Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. Yield curve positioning also detracted from performance.

Market Review and Investment Strategy

During the six-month reporting period ended March 31, 2008, renewed fears of a financial-market meltdown nearly paralyzed global credit markets, pummeled global equities and ballooned into a wholesale flight from risk, with little regard for geography or sector. The flight from risk became a stampede into the safety of gold and government securities. Prices for two-year U.S. Treasury notes rose to the point that their real (after-inflation) yield fell into negative territory, compared with their 50-year average of 2.1%. Though reassured by renewed central-bank action in March, investor sentiment remained fragile at the end of the semi-annual reporting period.

Starting in September 2007, the U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 250 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January.

Within the fixed-income markets, continuing concerns about stresses in the housing market, deteriorating credit quality and diminished liquidity all caused spreads to widen to historic levels in most sectors other than government securities. U.S. investment-grade corporate bonds underperformed Treasuries by almost 500 basis points in the first quarter of 2008, according to Lehman Brothers—the worst relative returns on record. Investment-grade financials were particularly affected by the sector’s association with subprime-mortgage debt.

During the semi-annual reporting period, the U.S. Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, the Team has identified more opportunities within the corporate sector. Overweight positions in mortgages have been reduced to fund opportunities in corporates.

2008 Semi-Annual Report	1

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 3 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing.

Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund’s expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lipper Intermediate Bond Composite is the equal-weighted average returns of the funds in the relevant Lipper Inc. category; the average fund in a category may differ in composition from the portfolio. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio invests principally in bonds and other fixed-income securities. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

The Portfolio can invest up to 25% of its total assets in below investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Composite

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2008	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	2.41%	4.04%	4.11%	—	4.92%	May 17, 2002
Lehman Brothers Aggregate Bond Index	5.23%	7.67%	4.58%	6.04%
Lipper Intermediate Bond Composite	2.07%	3.46%	3.48%	4.82%

Taxable Bond Portfolio
Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper Composite from the first month-end after the Portfolio’s inception date, May 31, 2002, through March 31, 2008.

2008 Semi-Annual Report	3

See Historical Performance and Benchmark Disclosures on page 2.

Fund Expenses—March 31, 2008

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2007	ENDING ACCOUNT VALUE MARCH 31, 2008	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,024.15	$2.28	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to the annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

4	Sanford C. Bernstein Fund II, Inc.

Portfolio Summary—March 31, 2008 (Unaudited)

Taxable Bond Portfolio
Intermediate Duration Institutional
Security Type Breakdown[1]

I.	All data are as of March 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

2008 Semi-Annual Report	5

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2008 (Unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES—INVESTMENT GRADE–30.7%
Financial Institutions–13.1%
Banking–5.5%
Bank of America Corp. 3.375%, 2/17/09(a)	$1,300	$1,300,532
4.50%, 8/01/10(a)	125	127,503
BankAmerica Capital II 8.00%, 12/15/26(a)	1,287	1,324,185
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	1,410	1,474,364
BK Tokyo-Mitsub UFJ NY 7.40%, 6/15/11(a)	280	306,667
BOI Capital Funding Number 2 5.571%, 2/01/16(a)(b)	300	236,878
Citicorp 6.375%, 11/15/08(a)	514	524,103
Citigroup, Inc. 3.13%, 6/09/09(a)	15	14,824
3.625%, 2/09/09(a)	2,865	2,857,505
5.00%, 9/15/14(a)	3,726	3,511,479
5.30%, 1/07/16(a)	20	19,273
6.20%, 3/15/09(a)	1,565	1,591,234
6.50%, 1/18/11(a)	75	77,775
Compass Bank 5.50%, 4/01/20(a)	3,204	2,846,792
JP Morgan Chase & Co. 3.50%, 3/15/09(a)	2,795	2,785,899
6.25%, 1/15/09(a)	2,593	2,640,595
6.75%, 2/01/11(a)	160	169,889
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	2,198	2,161,935
5.00%, 1/17/17(a)	2,285	2,033,792
5.626%, 8/17/09(a)	1,325	1,325,980
Mellon Funding Corp. 3.25%, 4/01/09(a)	1,593	1,586,274
Mitsubishi UFG Capital Finance 1, Ltd. 6.346%, 7/25/16(a)	615	501,163
National City Bank of Pennsylvania 6.25%, 3/15/11(a)	2,680	2,572,878
RBS Capital Trust III 5.512%, 9/30/14(a)	2,085	1,712,642
Regions Financial Corp. 6.375%, 5/15/12(a)	2,790	2,821,558
Resona Bank, Ltd. 5.85%, 4/15/16(a)(b)	240	199,442
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)	465	406,098
Royal Bank of Scotland Group PLC 5.00%, 10/01/14(a)	50	49,764
6.40%, 4/01/09(a)	1,875	1,920,568

	Principal Amount (000)	U.S. $ Value

Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(a)(b)	$410	$346,787
The Huntington National Bank Senior Note 4.375%, 1/15/10(a)	980	968,090
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)	1,345	1,335,140
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	500	556,187
Union Bank of California NA 5.95%, 5/11/16(a)	2,790	2,725,085
Union Planters Corp. 7.75%, 3/01/11(a)	1,855	1,950,236
US Bancorp 5.30%, 4/28/09(a)	2,840	2,892,656
Wachovia Capital Trust III 5.80%, 3/15/11(a)	1,300	926,250
Wachovia Corp. 3.625%, 2/17/09(a)	2,820	2,811,219
5.35%, 3/15/11(a)	50	51,250
5.625%, 12/15/08(a)	1,214	1,224,059
Washington Mutual, Inc. 4.00%, 1/15/09(a)	205	184,500
4.20%, 1/15/10(a)	224	188,160
Wells Fargo & Co. 3.125%, 4/01/09(a)	2,905	2,874,439
4.20%, 1/15/10(a)	1,010	1,026,858
Zions Bancorporation 5.50%, 11/16/15(a)	920	823,346

		59,985,853

Brokerage–2.4%
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	698	606,557
5.75%, 1/03/17(a)	470	424,592
6.20%, 9/26/14(a)	1,102	1,086,929
6.50%, 7/19/17(a)	877	832,840
7.875%, 11/01/09(a)	2,321	2,357,946
Merrill Lynch & Co., Inc. 4.125%, 1/15/09–9/10/09(a)	1,975	1,941,167
6.00%, 2/17/09(a)	2,839	2,844,780
6.05%, 5/16/16(a)	879	834,104
The Bear Stearns Cos., Inc. 5.55%, 1/22/17(a)	2,655	2,370,482
5.70%, 11/15/14(a)	2,995	2,881,517
7.625%, 12/07/09(a)	2,725	2,699,709
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	2,231	2,235,090
4.75%, 7/15/13(a)	740	719,567
5.125%, 1/15/15(a)	830	806,836
6.65%, 5/15/09(a)	2,680	2,750,564
7.35%, 10/01/09(a)	589	619,267

		26,011,947

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Finance–3.4%
American Express Centurion Bank 4.375%, 7/30/09(a)	$1,730	$1,733,012
American Express Co. 4.75%, 6/17/09(a)	1,260	1,263,940
American General Finance Corp. Medium-Term Note 4.625%, 5/15/09(a)	2,490	2,470,023
Capital One Bank 4.25%, 12/01/08(a)	1,040	1,025,029
5.00%, 6/15/09(a)	2,750	2,711,360
Capital One Financial Corp. 4.80%, 2/21/12(a)	1,365	1,238,403
5.50%, 6/01/15(a)	325	285,662
6.75%, 9/15/17(a)	323	306,389
CIT Group Funding Co. of Canada 5.60%, 11/02/11(a)	900	736,255
CIT Group, Inc. 5.125%, 9/30/14(a)	580	441,441
5.85%, 9/15/16(a)	2,435	1,871,767
7.625%, 11/30/12(a)	2,335	1,940,700
Countrywide Financial Corp. 5.80%, 6/07/12(a)	395	357,865
Countrywide Home Loans, Inc. Medium-Term Note, Series L 4.00%, 3/22/11(a)	1,223	1,090,730
General Electric Capital Corp. 6.75%, 3/15/32(a)	1,535	1,639,549
HSBC Finance Corp. 5.875%, 2/01/09(a)	1,195	1,203,963
6.50%, 11/15/08(a)	2,820	2,853,662
7.00%, 5/15/12(a)	1,405	1,457,283
International Lease Finance Corp. 3.50%, 4/01/09(a)	2,795	2,753,044
6.375%, 3/15/09(a)	2,715	2,747,097
iStar Financial, Inc. 5.15%, 3/01/12(a)	720	532,800
5.65%, 9/15/11(a)	1,585	1,204,600
SLM Corp. 4.50%, 7/26/10(a)	70	57,436
5.375%, 1/15/13(a)	2,595	1,988,730
5.45%, 4/25/11(a)	3,125	2,512,622

		36,423,362

Insurance–1.3%
Aegon N.V. 4.75%, 6/01/13(a)	390	381,795
Allied World Assurance Co. Holdings, Ltd. 7.50%, 8/01/16(a)	705	723,279
Allstate Life Global Funding Trusts 4.50%, 5/29/09(a)	1,226	1,240,592
Assurant, Inc. 5.625%, 2/15/14(a)	695	682,623
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,090	1,095,137
5.231%, 5/16/09(a)	979	987,560

	Principal Amount (000)	U.S. $ Value

Humana, Inc. Senior Note 6.30%, 8/01/18(a)	$800	$795,123
Liberty Mutual Group 5.75%, 3/15/14(a)(b)	870	898,844
7.80%, 3/15/37(a)(b)	1,230	1,032,905
MetLife, Inc. 5.00%, 11/24/13(a)	780	816,687
5.375%, 12/15/12(a)	10	10,459
Prudential Financial, Inc. 5.15%, 1/15/13(a)	1,690	1,687,433
The Allstate Corp. 6.125%, 5/15/37(a)	2,465	2,269,747
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	923	914,705

		13,536,889

Real Estate Investment Trust–0.5%
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	1,539	1,429,505
Mack-Cali Realty LP 7.25%, 3/15/09(a)	445	450,448
Nationwide Health Properties, Inc. 6.50%, 7/15/11(a)	70	73,029
Simon Property Group LP 5.00%, 3/01/12(a)	2,815	2,740,456
5.625%, 8/15/14(a)	1,283	1,236,761

		5,930,199

		141,888,250

Industrial–15.0%
Basic–2.0%
Alcoa, Inc. 6.50%, 6/01/11(a)	955	1,003,140
BHP Billiton Finance, Ltd. 7.25%, 3/01/16(a)	2,065	2,268,454
Inco, Ltd. 7.75%, 5/15/12(a)	3,830	4,229,178
International Paper Co. 4.25%, 1/15/09(a)	1,172	1,171,583
5.30%, 4/01/15(a)	1,210	1,126,814
International Steel Group, Inc. 6.50%, 4/15/14(a)	1,105	1,137,679
Lubrizol Corp. 4.625%, 10/01/09(a)	80	80,291
Packaging Corp. of America 5.75%, 8/01/13(a)	860	867,098
PPG Industries, Inc. 5.75%, 3/15/13(a)	2,385	2,460,426
Stora Enso Oyj 7.375%, 5/15/11(a)	65	66,176
The Dow Chemical Co. 7.375%, 11/01/29(a)	190	203,829
Union Carbide Corp. 7.75%, 10/01/96(a)	745	680,661
United States Steel Corp. 5.65%, 6/01/13(a)	2,842	2,752,483
6.05%, 6/01/17(a)	2,875	2,659,294

2008 Semi-Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Westvaco Corp. 8.20%, 1/15/30(a)	$430	$441,960
Weyerhaeuser Co. 5.95%, 11/01/08(a)	905	918,807
6.75%, 3/15/12(a)	25	26,286

		22,094,159

Capital Goods–1.0%
Boeing Capital Corp. Senior Note 4.75%, 8/25/08(a)	125	126,219
Caterpillar Financial Services Corp. 4.50%, 6/15/09(a)	1,479	1,495,491
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(b)	1,170	1,202,038
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,134	1,162,719
John Deere Capital Corp. 4.875%, 3/16/09(a)	2,860	2,897,426
Lafarge SA 6.15%, 7/15/11(a)	1,449	1,478,189
Mohawk Industries, Inc. 6.125%, 1/15/16(a)	1,105	1,084,691
Textron, Inc. 6.375%, 11/15/08(a)	70	71,456
TYCO International Group, SA 6.00%, 11/15/13(a)	1,160	1,164,833
6.125%, 11/01/08(a)	15	15,112
Waste Management, Inc. 6.875%, 5/15/09(a)	170	174,399

		10,872,573

Communications—Media–1.7%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	2,785	2,858,365
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(b)	1,225	1,224,598
CBS Corp. 5.625%, 8/15/12	585	570,947
6.625%, 5/15/11(a)	500	510,020
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	1,120	1,363,129
Comcast Cable Communications, LLC 6.20%, 11/15/08(a)	601	608,186
6.875%, 6/15/09(a)	175	180,707
Comcast Corp. 5.30%, 1/15/14(a)	1,160	1,138,422
5.50%, 3/15/11(a)	135	136,024
Cox Enterprises, Inc. 4.375%, 5/01/08(a)(b)	1,165	1,165,391
News America Holdings, Inc. 9.25%, 2/01/13(a)	935	1,085,011
News America, Inc. 6.55%, 3/15/33(a)	745	730,622
R. R. Donnelley & Sons Co. 4.95%, 4/01/14(a)	560	514,848

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. Senior Debenture 7.25%, 9/01/08(a)	$60	$60,692
8.375%, 3/15/23(a)	2,445	2,709,307
Turner Broadcasting System, Inc. 8.375%, 7/01/13(a)	2,314	2,528,716
WPP Finance Corp. 5.875%, 6/15/14(a)	835	833,860

		18,218,845

Communications—Telecommunications–3.6%
AT&T Corp. 7.30%, 11/15/11(a)	1,145	1,240,185
8.00%, 11/15/31(a)	365	426,506
British Telecommunications PLC 8.625%, 12/15/10(a)	215	236,449
Embarq Corp. 6.738%, 6/01/13(a)	155	149,885
7.082%, 6/01/16(a)	4,170	3,947,893
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	1,725	1,876,298
8.125%, 5/01/12(a)	5,005	5,601,055
8.75%, 3/01/31(a)	1,000	1,213,594
Qwest Corp. Senior Note 7.875%, 9/01/11(a)	2,400	2,394,000
8.875%, 3/15/12(a)	1,820	1,856,400
Sprint Capital Corp. 7.625%, 1/30/11(a)	2,710	2,506,750
8.375%, 3/15/12(a)	4,415	4,083,875
Telecom Italia Capital SA 4.00%, 11/15/08–1/15/10(a)	3,485	3,425,948
6.375%, 11/15/33(a)	300	262,313
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	2,550	2,550,411
Verizon Communications, Inc. 4.90%, 9/15/15(a)	980	948,508
Verizon New Jersey, Inc. Debenture 5.875%, 1/17/12(a)	1,325	1,365,928
Vodafone Group PLC 5.50%, 6/15/11(a)	1,830	1,861,037
7.75%, 2/15/10(a)	2,640	2,797,793

		38,744,828

Consumer Cyclical—Automotive–0.1%
Daimler Finance North America 4.875%, 6/15/10(a)	625	628,776

Consumer Cyclical—Other–0.5%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	1,578	1,535,432
7.875%, 5/01/12(a)	2,514	2,625,129
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	290	262,305
6.875%, 11/15/12(a)	805	808,221

		5,231,087

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Retailer–0.0%
Limited Brands, Inc. 6.90%, 7/15/17(a)	$375	$334,070

Consumer Non-Cyclical–3.2%
Abbott Laboratories 3.50%, 2/17/09(a)	2,876	2,885,068
Baxter FinCo BV 4.75%, 10/15/10(a)	2,428	2,507,726
Bunge, Ltd. Finance Corp. 5.10%, 7/15/15(a)	1,131	1,121,605
5.875%, 5/15/13(a)	820	854,762
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(b)	2,385	2,293,886
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	309	337,577
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	340	338,618
6.75%, 8/15/14(a)	485	494,689
Kraft Foods, Inc. 4.125%, 11/12/09(a)	320	320,600
5.25%, 10/01/13(a)	795	794,988
6.25%, 6/01/12(a)	5,355	5,576,718
Reynolds American, Inc. 7.25%, 6/01/13(a)	2,395	2,536,691
7.625%, 6/01/16(a)	2,430	2,556,759
Safeway, Inc. 4.125%, 11/01/08(a)	629	631,152
5.80%, 8/15/12(a)	15	15,727
6.50%, 3/01/11(a)	390	414,575
The Kroger Co. 7.25%, 6/01/09(a)	2,770	2,857,263
Tyson Foods, Inc. 6.85%, 4/01/16(a)	2,515	2,518,043
Wyeth 5.50%, 2/01/14(a)	5,463	5,658,608

		34,715,055

Energy–1.6%
Amerada Hess Corp. 6.65%, 8/15/11(a)	45	48,449
7.875%, 10/01/29(a)	791	938,712
Canadian Natural Resources, Ltd. 5.15%, 2/01/13(a)	820	836,498
Conoco Funding Co. 6.35%, 10/15/11(a)	25	27,238
ConocoPhillips 6.375%, 3/30/09(a)	2,779	2,855,625
Gaz Capital for Gazprom 6.212%, 11/22/16(a)(b)	4,975	4,610,432
Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	1,396	1,461,805
StatoilHydro ASA 6.36%, 1/15/09(a)	818	837,623
Texaco Capital, Inc. 5.50%, 1/15/09(a)	2,830	2,874,527
Valero Energy Corp. 6.875%, 4/15/12(a)	1,435	1,542,526

	Principal Amount (000)	U.S. $ Value

Weatherford International, Ltd. 5.15%, 3/15/13(a)	$1,015	$1,015,881
6.00%, 3/15/18(a)	385	387,006

		17,436,322

Technology–1.1%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	650	678,524
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,480	1,484,967
Electronic Data Systems Corp. 6.50%, 8/01/13(a)	2,707	2,683,119
International Business Machines Corp. 4.375%, 6/01/09(a)	415	423,713
5.375%, 2/01/09(a)	1,230	1,253,366
Motorola, Inc. 6.50%, 9/01/25(a)	1,330	1,092,149
7.50%, 5/15/25(a)	240	209,336
7.625%, 11/15/10(a)	128	132,655
Oracle Corp. 5.25%, 1/15/16(a)	895	894,539
Xerox Corp. 7.625%, 6/15/13(a)	500	516,938
9.75%, 1/15/09(a)	1,835	1,906,563

		11,275,869

Transportation—Airlines–0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,198	1,092,752

Transportation—Railroads–0.1%
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,150	1,183,621

Transportation—Services–0.0%
FedEx Corp. 3.50%, 4/01/09(a)	416	413,567

		162,241,524

Utilities–2.6%
Electric–1.9%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	1,365	1,470,274
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	700	699,998
Exelon Corp. 6.75%, 5/01/11(a)	1,630	1,719,957
FirstEnergy Corp. 6.45%, 11/15/11(a)	5,400	5,652,493
7.375%, 11/15/31(a)	1,638	1,781,818
MidAmerican Energy Holdings Co. Senior Note 5.875%, 10/01/12(a)	515	544,210
NiSource Finance Corp. 7.875%, 11/15/10(a)	720	782,677
Pacific Gas & Electric Co. 3.60%, 3/01/09(a)	2,890	2,882,853
4.80%, 3/01/14(a)	1,160	1,170,050

2008 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Progress Energy, Inc. 7.10%, 3/01/11(a)	$475	$511,301
Public Service Co. of Colorado 7.875%, 10/01/12(a)	525	605,178
TXU Australia Holdings Pty, Ltd. 6.15%, 11/15/13(a)(b)	1,150	1,198,683
Wisconsin Energy Corp. 6.25%, 5/15/67(a)	1,259	1,123,404

		20,142,896

Natural Gas–0.7%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	415	444,897
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	680	680,360
Sempra Energy 4.75%, 5/15/09(a)	2,860	2,885,697
The Williams Cos., Inc. 7.875%, 9/01/21(a)	670	726,113
8.125%, 3/15/12(a)	958	1,046,615
TransCanada Pipelines, Ltd. Subordinated Note 6.35%, 5/15/67(a)	2,695	2,382,067

		8,165,749

		28.308,645

Total Corporates—Investment Grade (cost $340,438,420)		332,438,419

MORTGAGE PASS-THRUS–25.9%
Agency Arms–3.6%
Federal Home Loan Mortgage Corp. 5.689%, 12/01/37(a)	5,200	5,285,664
5.70%, 1/01/37(a)	15,541	15,918,054
5.785%, 12/01/36(a)	145	148,668
5.825%, 12/01/36(a)	738	758,589
5.845%, 12/01/36(a)	46	47,537
5.883%, 12/01/36(a)	297	305,233
5.955%, 12/01/36(a)	27	27,959
6.029%, 11/01/36(a)	255	262,362
6.043%, 3/01/37(a)	101	103,334
6.047%, 12/01/36(a)	124	127,527
6.064%, 9/01/37(a)	4,601	4,737,829
Federal National Mortgage Association 5.648%, 1/01/37(a)	4,906	5,035,006
5.693%, 12/01/36(a)	140	143,772
5.708%, 12/01/37(a)	2,725	2,768,409
5.747%, 12/01/36(a)	348	358,221
5.786%, 8/01/37(a)	3,179	3,272,911
5.925%, 2/01/37(a)	33	33,755
6.04%, 3/01/37(a)	54	55,216

		39,390,046

Agency Fixed Rate 30-Year–22.3%
Federal Gold Loan Mortgage Corp. 4.50%, 8/01/35–11/01/35(a)	14,930	14,397,612
5.50%, 7/01/35(a)	4,205	4,262,422
7.00%, 2/01/37(a)	9,941	10,442,214

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 4.50%, 5/01/35–8/01/37(a)	$30,286	$29,256,669
5.00%, 11/01/33–7/01/36(a)	32,832	32,557,956
5.50%, 4/01/33–3/01/37(a)	108,123	109,484,981
6.00%, 9/01/34–4/01/35(a)	8,361	8,594,935
6.50%, 9/01/36(a)	30,886	32,016,485

		241,013,274

Total Mortgage Pass-Thrus (cost $274,694,224)		280,403,320

COMMERCIAL MORTGAGE-BACKED SECURITIES–11.6%
Non-Agency Fixed Rate CMBS–11.5%
Banc of America Commercial Mortgage, Inc. Series 2004-4 Class A3 4.128%, 7/10/42(a)	2,030	2,030,000
Series 2004-6 Class A2 4.161%, 12/10/42(a)	2,995	2,944,144
Series 2005-6 Class A4 5.181%, 9/10/47(a)	250	247,075
Series 2006-5 Class A4 5.414%, 9/10/47(a)	5,510	5,336,232
Series 2001-PB1 Class A2 5.787%, 5/11/35(a)	1,893	1,909,114
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18 Class A4 4.933%, 2/13/42(a)	2,925	2,825,625
Series 2005-PWR7 Class A3 5.116%, 2/11/41(a)	140	136,865
Series 2006-PW12 Class A4 5.711%, 9/11/38(a)	1,370	1,357,886
Series 2002-T0P6 Class A2 6.46%, 10/15/36(a)	50	51,265
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4 5.356%, 4/15/40(a)	95	95,558
Commercial Mortgage Pass Through Certificates Series 2006-C8 Class A2B 5.248%, 12/10/46(a)	310	301,111
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3 5.311%, 12/15/39(a)	2,970	2,880,524
Series 2006-C4 Class A3 5.467%, 9/15/39(a)	220	213,310
Series 2006-C3 Class A3 5.827%, 6/15/38(a)	1,300	1,292,335
CS First Boston Mortgage Securities Corp. Series 2003-CK2 Class A2 3.861%, 3/15/36(a)	298	294,070
Series 2004-C1 Class A4 4.75%, 1/15/37(a)	1,195	1,162,586

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Series 2005-C1 Class A4 5.014%, 2/15/38(a)	$2,265	$2,022,640
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A3FX 4.863%, 7/10/45(a)	2,805	2,756,655
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A4 4.111%, 7/05/35(a)	2,265	2,163,699
Series 2005-GG3 Class A2 4.305%, 8/10/42(a)	3,005	2,956,877
Series 2003-C2 Class A3 4.533%, 1/05/36(a)	1,210	1,208,223
Series 2007-GG9 Class A4 5.444%, 3/10/39(a)	3,760	3,672,631
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38(a)	2,210	2,209,368
Series 2007-GG10 Class A2 5.778%, 8/10/45(a)	60	58,872
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1 Class A2 4.302%, 1/15/38(a)	270	267,077
Series 2005-LDP4 Class A2 4.79%, 10/15/42(a)	2,150	2,105,755
Series 2005-LDP3 Class A2 4.851%, 8/15/42(a)	2,605	2,552,631
Series 2005-LDP1 Class A4 5.038%, 3/15/46(a)	2,935	2,762,920
Series 2006-CB17 Class A4 5.429%, 12/12/43(a)	5,705	5,504,153
Series 2006-CB14 Class A4 5.481%, 12/12/44(a)	1,460	1,443,564
Series 2006-CB16 Class A4 5.552%, 5/12/45(a)	3,865	3,770,057
Series 2007-LD11 Class A2 5.804%, 6/15/49(a)	5,880	5,787,615
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)	4,930	4,900,379
LB-UBS Commercial Mortgage Trust Series 2003-C3 Class A4 4.166%, 5/15/32(a)	3,895	3,725,630
Series 2004-C8 Class A2 4.201%, 12/15/29(a)	2,160	2,123,043
Series 2005-C1 Class A4 4.742%, 2/15/30(a)	1,975	1,896,985
Series 2004-C4 Class A4 5.125%, 6/15/29(a)	4,015	4,041,394
Series 2005-C7 Class A4 5.197%, 11/15/30(a)	1,965	1,941,990
Series 2006-C6 Class A4 5.372%, 9/15/39(a)	4,550	4,385,831
Series 2006-C3 Class A4 5.661%, 3/15/39(a)	595	596,728
Series 2007-C6 Class A4 5.858%, 7/15/40(a)	25	24,703

	Principal Amount (000)		U.S. $ Value

Series 2007-C7 Class A3 5.866%, 9/15/45(a)		$10,420	$10,285,424
Series 2006-C4 Class A4 5.883%, 6/15/38(a)		125	127,362
Merrill Lynch Mortgage Trust Series 2005-MKB2 Class A2 4.806%, 9/12/42(a)		3,575	3,542,647
Series 2005-CKI1 Class A6 5.244%, 11/12/37(a)		1,850	1,701,473
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A4 5.91%, 6/12/46(a)		2,180	2,229,203
Morgan Stanley Capital I Series 2005-T17 Class A5 4.78%, 12/13/41(a)		3,365	3,238,422
Series 2005-HQ5 Class A4 5.168%, 1/14/42(a)		3,830	3,766,105
Series 2007-HQ13 Class A3 5.569%, 12/15/44(a)		5,240	5,058,224
Series 2007-T27 Class A4
5.65%, 6/13/42(a)		6,210	6,079,147
Wachovia Bank Commercial Mortgage Trust 5.736%, 6/15/49(a)		45	43,782

			124,028,909

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP Class E 3.52%, 3/06/20(a)(b)		1,180	1,085,600

Total Commercial Mortgage-Backed Securities (cost $127,415,345)			125,114,509

GOVERNMENTS—TREASURIES–9.0%
Treasuries–9.0%
Poland Government 6.00%, 11/24/10(a)	PLN	28,230	12,636,106
United Mexican States 8.00%, 12/19/13(a)	MXN	234,700	22,673,572
United States Treasury Bonds 4.50%, 2/15/36(a)(c)	U.S. $	8,218	8,489,580
United States Treasury Notes 2.125%, 1/31/10(a)		20,205	20,377,066
3.625%, 12/31/12		7,990	8,418,839
4.25%, 11/15/17(a)		22,865	24,395,880

Total Governments—Treasuries (cost $93,685,075)			96,991,043

BANK LOANS–4.8%
NON-INVESTMENT GRADE–4.8%
Financial Institutions–0.3%
Brokerage–0.0%
Ameritrade Term Loan 4.21%, 12/31/12(d)		250	231,842

2008 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Finance–0.2%
Blue Pearl USA, Ltd. 10.11%, 9/30/12(d)	$347	$309,720
First Data Corp. 5.349%–5.446%, 9/24/14(d)	1,095	983,695
LPL Holdings, Inc. 4.696%, 6/28/13(d)	493	437,246

		1,730,661

Financial—Other–0.0%
Chrysler Financial 6.80%, 8/03/12(d)	498	411,995

Real Estate Investment Trust–0.1%
Crescent Resources, LLC 5.559%, 11/01/12(d)	1,850	1,271,875

		3,646,373

Industrial–4.3%
Basic–0.5%
Blitz 06-103 GMBH 7.61%, 12/04/13(d)	977	852,397
Georgia Pacific Corp. 4.446%–4.835%, 12/20/12(d)	647	599,807
Hexion Specialty 5.00%, 5/05/13(d)	438	407,114
7.00%, 5/05/13(d)	2,023	1,878,897
John Maneely Co. 6.345%–7.693%, 12/08/13(d)	815	693,466
Newpage Corp. 6.313%, 12/21/14(d)	375	366,192
Tegrant Corp. 8.18%, 3/08/15(d)	300	127,500
Univar Corp. 5.696%, 10/11/14(d)	250	226,931
Xerium Technology, Inc. 5.446%, 5/18/12(d)	495	411,690

		5,563,994

Capital Goods–0.3%
Clarke American Corp. 5.196%–7.33%, 6/30/14(d)	398	319,923
Dresser, Inc. 5.204%–5.565%, 5/04/14(d)	491	458,319
Fenwal, Inc. 0.00%, 2/28/14**	193	150,429
5.335%, 2/20/14(d)	1,146	893,546
GPS CCMP Merger Corp. 7.86%, 11/09/13(d)	238	188,179
Ravago Holdings America, Inc. 7.50%, 1/31/14(d)	495	396,000
Sequa Corp. 5.95%, 12/03/14(d)	349	329,815
United Subcontractor, Inc. 7.25%, 12/27/12(d)	1,146	690,319

		3,426,530

	Principal Amount (000)	U.S. $ Value

Communications—Media–0.5%
Cablevision Systems Corp. 7.11%, 2/24/13(d)	$735	$683,719
Cequel Communications, LLC 11.36%, 5/04/15(d)	904	703,553
Charter Communications Operations 5.26%, 3/06/14(d)	2,000	1,688,220
Idearc, Inc. 4.70%–4.71%, 11/17/14(d)	1,383	1,103,926
Nielsen Finance LLC 5.346%, 8/09/13(d)	497	448,972
Thomson Learning 5.20%, 7/05/14(d)	398	338,997
Univision Communications, Inc. 0.00%, 8/15/14**	34	26,370
4.954%–5.494%, 8/15/14(d)	966	759,460
VML US Finance LLC 4.95%, 5/25/13(d)	250	225,228

		5,978,445

Communications—Telecommunications–0.5%
Alltel Communications, Inc. 5.568%, 5/16/15(d)	748	675,258
Cellnet Group, Inc. 6.856%, 7/22/11–10/22/11(d)	849	738,649
Cequel Communications Term Loan B 5.07%, 4/04/13(d)	249	209,788
Crown Castle Operating Co. 4.196%, 3/06/14(d)	495	448,965
Level 3 Communications, Inc. 5.14%, 3/13/14(d)	1,500	1,288,755
Proquest CSA, LLC 5.14%, 2/09/14(d)	956	874,587
Telesat Canada 0.00%, 10/31/14**	40	37,173
5.71%–6.26%, 10/31/14(d)	689	638,064
5.79%, 10/31/14(d)	19	17,499

		4,928,738

Consumer Cyclical—Automotive–0.5%
Allison Transmission, Inc. 5.74%–5.75%, 8/27/14(d)	499	437,144
Delphi Corp. 6.75%, 1/11/16(d)	1,000	983,500
Ford Motor Co. 5.80%, 11/29/13(d)	1,481	1,212,270
General Motors Corp. 7.056%, 11/29/13(d)	743	649,502
Lear Corp. 5.204%, 4/25/12(d)	496	450,766
Oshkosh Truck Corp. 4.76%, 12/06/13(d)	494	461,350
Visteon Corp. 7.194%, 6/20/07(d)	1,000	773,330

		4,967,862

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Other–0.2%
Hanesbrands,, Inc. 4.424%–5.75%, 9/05/13(d)	$160	$152,177
Las Vegas Sands LLC 0.00%, 5/13/17**	40	35,400
4.45%, 5/23/14(d)	160	140,316
Seminole Tribe of Florida 4.125%–4.625%, 3/05/14(d)	59	55,586
4.625%, 3/05/14(d)	211	200,072
5.625%, 3/05/14(d)	210	196,468
Six Flags Theme Parks, Inc. 4.85%–5.35%, 4/30/15(d)	992	805,989
Wimar Opco LLC 8.50%, 1/03/12(d)	550	522,010

		2,108,018

Consumer Cyclical—Retailers–0.1%
Neiman Marcus Group, Inc. 4.758%, 4/06/13(d)	500	462,855
Rite Aid Corp. 4.16%–4.62%, 6/04/14(d)	250	224,500
Supervalu, Inc. 4.186%, 6/02/12(d)	228	219,100

		906,455

Consumer Non-Cyclical–0.4%
Aramark Corp. 4.571%, 1/26/14(d)	467	434,398
7.223%, 1/26/14(d)	30	27,627
Best Brands Corp. 10.229%, 12/18/12(d)	385	346,209
Community Health Systems, Inc. 0.00%, 7/01/14**	35	32,053
Term Loan B 5.335%, 7/01/14(d)	680	626,513
HCA, Inc. 4.946%, 11/17/13(d)	1,481	1,362,187
Health Management Associates 4.446%, 2/28/14(d)	391	335,399
Manor Care, Inc. 5.428%, 11/09/14(d)	500	435,000
Mylan Laboratories, Inc. 5.938%, 10/02/14(d)	449	432,976
Spectrum Brands, Inc.
7.065%, 3/30/13(d)	237	208,840
7.119%, 3/30/13(d)	12	10,734
Talecris Biotherapeutics Holdings Corp. 6.57%–7.50%, 12/06/13(d)	743	623,700

		4,875,636

Energy–0.2%
Ashmore Energy International
5.696%, 3/30/14(d)	401	341,214
7.83%, 3/30/12(d)	90	76,242
CDX Gas LLC 8.946%, 3/31/13(d)	1,000	815,000

	Principal Amount (000)	U.S. $ Value

Dalbo, Inc. 8.384%, 10/31/14(d)	$482	$467,236

		1,699,692

Industrial Other–0.1%
Education Management LLC 4.50%, 6/01/13(d)	728	630,339

Services–0.5%
Baker Corp. 4.84%–5.32%, 5/08/14(d)	496	436,700
N.E.W. Holdings LLC 5.49%–7.005%, 5/22/14(d)	491	389,100
On Assignment, Inc. 4.95%, 1/29/13(d)	703	625,666
PGT Industries, Inc. 5.86%–7.93%, 2/14/12(d)	339	254,376
Sitel LLC Clientlogic Corp. 7.85%, 1/30/14(d)	730	576,775
Tandus Corp. 5.49%–7.401%, 5/08/14(d)	498	383,075
Travelport LLC 8.86%, 8/23/13(d)	400	346,652
West Corp. 5.079%–6.093%, 10/24/13(d)	2,222	1,929,747

		4,942,091

Technology–0.5%
Dealer Computer Services, Inc.
4.678%, 10/26/12(d)	1,346	1,217,811
8.178%, 10/26/13(d)	500	455,000
Freescale Semiconductor, Inc. 4.869%, 12/01/13(d)	497	419,407
IPC Systems, Inc.
4.946%, 8/05/12(d)	744	563,246
10.093%, 8/05/12(d)	750	517,500
Marvell Technology Group, Ltd. 5.196%, 11/08/09(d)	492	462,656
Sorenson Communications, Inc.
5.196%, 8/16/14(d)	937	842,737
9.70%, 2/16/14(d)	828	794,916
Sungard Data System, Inc. 4.878%, 2/28/14(d)	499	462,791

		5,736,064

Transportation—Airlines–0.0%
Delta Air Lines 8.082%, 4/30/12(d)	397	310,934

		46,074,798

Utilities–0.2%
Electric–0.1%
Calpine Corp. 5.575%, 3/29/09(d)	500	445,975
Texas Competitive Electric Holdings 8.565%, 10/10/14(d)	898	815,311

		1,261,286

2008 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Utility—Natural Gas–0.1%
Infrastrux Group, Inc. 7.204%, 11/03/12(d)	$810	$696,746

Utility—Other–0.0%
GBGH LLC 11.75%, 8/07/13(d)	693	672,210

		2,630,242

Total Bank Loans (cost $60,573,898)		52,351,413

EMERGING MARKETS—SOVEREIGNS–2.9%
Non Corporate Sectors–2.9%
Sovereigns–2.9%
Republic of Argentina 7.00%, 10/03/15(a)	4,612	3,505,424
Republic of Brazil 8.25%, 1/20/34(a)	5,405	6,513,025
Republic of Indonesia 6.875%, 1/17/18(a)(b)	3,560	3,729,100
Republic of Panama 8.875%, 9/30/27(a)	1,710	2,184,525
9.375%, 4/01/29(a)	1,855	2,439,325
Republic of Peru 7.35%, 7/21/25(a)	3,157	3,556,360
8.75%, 11/21/33(a)	3,090	4,009,275
Republic of Philippines 8.25%, 1/15/14(a)	4,296	4,892,070
8.875%, 3/17/15(a)	725	850,969

Total Emerging Markets—Sovereigns (cost $31,047,938)		31,680,073

ASSET-BACKED SECURITIES–2.3%
Autos—Fixed Rate–0.0%
Capital One Prime Auto Receivables Trust Series 2005-1 Class A3 4.32%, 8/15/09(a)	5	5,435

Credit Card—Fixed Rate–0.1%
MBNA Credit Card Master Note Trust Series 2003-A6 Class A6 2.75%, 10/15/10(a)	775	774,928

Home Equity Loans—Fixed Rate–0.2%
Bayview Financial Acquisition Trust Series 2005-D Class AF2 5.402%, 12/28/35(a)(e)	90	88,044
Citifinancial Mortgage Securities, Inc. Series 2003-1 Class AFPT 3.36%, 1/25/33(a)(e)	619	489,983
Countrywide Asset-Backed Certificates Series 2007-S1 Class A3 5.81%, 11/25/36(a)(e)	150	100,701
Credit-Based Asset Servicing & Securities Trust Series 2003-CB1 Class AF 3.45%, 1/25/33(a)(e)	55	48,353

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB4 Class AF2 4.751%, 8/25/35(a)(e)	$29	$23,628
Home Equity Mortgage Trust Series 2005-4 Class A3 4.742%, 1/25/36(a)(e)	529	502,488
Series 2006-1 Class A2 5.30%, 5/25/36(a)(e)	865	276,894
Residential Funding Mortgage Securities II Series 2005-HI2 Class A3 4.46%, 5/25/35(a)(e)	419	417,750

		1,947,841

Home Equity Loans—Floating Rate–1.8%
Asset Backed Funding Certificates Series 2003-WF1 Class A2 3.885%, 12/25/32(a)(e)	663	637,979
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1 Class 1A1 2.749%, 4/25/22(a)(e)	1	790
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4 Class M1 2.869%, 5/25/37(a)(e)	65	18,733
Countrywide Asset-Backed Certificates 2.709%, 6/25/35(a)(e)	21	18,026
3.339%, 2/25/33(a)(e)	4	3,712
Credit-Based Asset Servicing & Securities Trust Series 2005-CB7 Class AF2 5.147%, 11/25/35(a)(e)	587	583,132
GE-WMC Mortgage Securities LLC Series 2005-2 Class A2B 2.769%, 12/25/35(a)(e)	1,154	1,136,310
HFC Home Equity Loan Asset Backed Certificates Series 2005-3 Class A1 2.796%, 1/20/35(a)(e)	936	788,712
Series 2006-1 Class M1 2.816%, 1/20/36(a)(e)	39	33,755
Series 2007-2 Class M1 2.846%, 7/20/36(a)(e)	40	24,325
Series 2007-1 Class M1 2.916%, 3/20/36(a)(e)	110	66,791
Home Equity Asset Trust Series 2007-3 Class M1 2.949%, 8/25/37(a)(e)	4,590	1,363,781
Series 2007-2 Class M1 3.029%, 7/25/37(a)(e)	4,620	1,105,196
HSI Asset Securitization Corp. Trust Series 2007-WF1 Class 2A2 2.729%, 5/25/37(a)(e)	7,980	6,554,820
Series 2006-0PT2 Class M2 2.989%, 1/25/36(a)(e)	1,515	718,868

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Indymac Residential Asset Backed Trust Series 2006-D Class 2A2 2.709%, 11/25/36(a)(e)	$155	$145,264
IXIS Real Estate Capital Trust Series 2006-HE3 Class A2 2.699%, 1/25/37(a)(e)	340	284,026
Master Asset Backed Securities Trust Series 2006-NC2 Class A3 2.709%, 8/25/36(a)(e)	190	176,190
Newcastle Mortgage Securities Trust Series 2007-1 Class 2A1 2.729%, 4/25/37(a)(e)	4,229	3,960,338
Option One Mortgage Loan Trust Series 2006-3 Class M1 2.829%, 2/25/37(a)(e)	1,200	260,580
RAAC Series Series 2006-SP3 Class A1 2.679%, 8/25/36(a)(e)	749	727,335
Residential Asset Mortgage Products, Inc. Series 2005-RS3 Class AIA2 2.769%, 3/25/35(a)(e)	443	392,974
Series 2005-RZ1 Class A2 2.799%, 4/25/35(a)(e)	719	648,153
Saxon Asset Securities Trust Series 2005-4 Class A2B 2.779%, 11/25/37(a)(e)	98	97,914
Soundview Home Equity Loan Trust Series 2007-OPT2 Class 2A2 2.729%, 7/25/37(a)(e)	85	73,485
Specialty Underwriting & Residential Finance Series 2006-BC1 Class A2A 2.679%, 12/25/36(a)(e)	152	151,262
Wells Fargo Home Equity Trust Series 2004-1 Class1A 2.899%, 4/25/34(a)	68	64,359

		20,036,810

Other—Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1 Class A2 5.779%, 6/20/31(a)(b)	700	623,000

Other—Floating Rate–0.1%
Neapolitan Segregated Portfolio Series 2007-1A Class I 3.704%, 3/30/46(a)(b)(e)*	1,150	48,875
Petra Cre Cdo Series 2007-1A Class C 3.699%, 2/25/47(a)(b)	1,410	952,852

		1,001,727

Total Asset-Backed Securities (cost $37,357,092)		24,389,741

	Principal Amount (000)	U.S. $ Value

AGENCY–1.9%
Agency Debentures–1.9%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17	$4,415	$4,869,679
Federal National Mortgage Association 6.25%, 5/15/29(a)	10,475	12,349,114
6.625%, 11/15/30(a)	2,475	3,062,488

Total Agency (cost $20,249,727)		20,281,281

CORPORATES—NON-INVESTMENT GRADE–1.6%
Financial Institutions–0.1%
Finance–0.1%
Countrywide Financial Corp. Subordinated Note 6.25%, 5/15/16(a)	1,140	924,970

Real Estate Investment Trust–0.0%
American Real Estate 7.125%, 2/15/13(a)	550	499,125

		1,424,095

Industrial–1.2%
Basic–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	730	567,575

Capital Goods–0.1%
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,801	1,493,040

Communications—Media–0.3%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	755	734,238
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	1,640	1,180,800
DirecTV Holdings LLC 6.375%, 6/15/15(a)	730	680,725
EchoStar DBS Corp. 6.625%, 10/01/14(a)	299	272,090
7.125%, 2/01/16(a)	796	742,270

		3,610,123

Communications—Telecommunication–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	675	634,500

Consumer Cyclical—Automotive–0.2%
Ford Motor Credit Co. 6.625%, 6/16/08(a)	1,050	1,038,134
General Motors Corp. 8.25%, 7/15/23(a)	1,115	780,500

		1,818,634

2008 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Other–0.3%
Centex Corp. 5.45%, 8/15/12(a)	$2,618	$2,212,210
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	525	304,500
5.75%, 10/01/17(a)	201	111,555
6.50%, 6/01/16(a)	624	369,720
MGM MIRAGE 8.375%, 2/01/11(a)	675	676,687

		3,674,672

Consumer Non-Cyclical–0.0%
Tyson Foods, Inc. 8.25%, 10/01/11(a)	290	308,720

Transportation—Services–0.1%
Hertz Corp. Class A 8.875%, 1/01/14(a)	630	596,925

		12,704,189

Utilities–0.3%
Electric–0.3%
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)	1,175	1,163,250
Edison Mission Energy 7.00%, 5/15/17(a)	860	855,700
NRG Energy, Inc. 7.25%, 2/01/14(a)	1,085	1,071,437
7.375%, 2/01/16(a)	635	622,300

		3,712,687

Total Corporates—Non-Investment Grade (cost $19,658,674)		17,840,971

MORTGAGE CMOS–1.6%
Agency Floating Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5 Class AB4 3.292%, 5/28/35(a)	323	321,635

Non-Agency Arms–0.7%
Bear Stearns Alt-A Trust Series 2007-1 Class 21A1 5.726%, 1/25/47(a)(e)	186	130,135
Series 2006-3 Class 22A1 6.213%, 5/25/36(a)(e)	17	11,131
Citigroup Mortgage Loan Trust, Inc. Series 2005-2 Class 1A4 5.11%, 5/25/35(a)(e)	3,248	3,117,871
Indymac Inda Mortgage Loan Trust Series 2006-AR2 Class 1A1 5.979%, 9/25/36(a)	685	660,570
Indymac Index Mortgage Loan Trust Series 2006-AR7 Class 4A1 6.217%, 5/25/36(a)(e)	1,718	1,174,450
Residential Funding Mortgage Securities I, Inc. Series 2005-SA3 Class 3A 5.242%, 8/25/35(a)	2,120	2,054,669

		7,148,826

	Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate–0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1 Class 1A1 5.078%, 6/26/35(a)(b)	$2,081	$2,050,715
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8 Class A1C1 5.25%, 8/25/36(a)(e)	342	328,282

		2,378,997

Non-Agency Floating Rate–0.7%
Banc of America Funding Corp. Series 2007-B Class A1 2.746%, 4/20/47(a)(e)	117	84,110
Countrywide Alternative Loan Trust Series 2006-0A14 Class 3A1 5.086%, 11/25/46(a)(e)	2,900	1,878,950
Series 2005-62 Class 2A1 5.236%, 12/25/35(a)(e)	1,111	762,115
Series 2006-OA7 Class 1A1 6.52%, 6/25/46(a)(e)	4,619	3,141,212
JPMorgan Alternative Loan Trust Series 2006-S1 Class 3A1 2.709%, 3/25/36(a)(e)	420	406,952
Series 2006-A3 Class 2A1 6.068%, 7/25/36(a)(e)	109	76,350
Lehman XS Trust Series 2007-4N Class M1 3.049%, 3/25/47(a)*	145	52,200
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9 Class 2A1A 5.135%, 12/25/35(a)	15	13,755
MLCC Mortgage Investors, Inc. Series 2003-F Class A1 2.919%, 10/25/28(a)	12	10,195
Sequoia Mortgage Trust Series 2007-3 Class A1 2.736%, 7/20/36(a)	29	24,615
Structured Asset Mortgage Investment, Inc. Series 2004-AR5 Class 1A1 2.889%, 10/19/34(a)	1,020	789,204
WaMu Mortgage Pass Through Certificates Series 2007-OA3 Class B1 3.049%, 4/25/47*(a)	25	6,372
Series 2005-AR13 Class B1 3.199%, 10/25/45*(a)	60	29,533
Series 2005-AR13 Class B2 3.229%, 10/25/45*(a)	60	28,264
Series 2007-0A1 Class A1A 5.026%, 2/25/47(a)	93	64,015

		7,367,842

Total Mortgage CMOS (cost $21,377,105)		17,217,300

16	Sanford C. Bernstein Fund II, Inc.

Company	Shares or Principal Amount (000)	U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–1.3%
Russian Federation 7.50%, 3/31/30(a)(b) (cost $12,784,948)	$11,759	$13,545,210

Total Governments—Sovereign Bonds (cost $12,784,948)		13,545,210

QUASI—SOVEREIGNS–0.2%
RSHB Capital (Russian Agricultural Bank) 6.299%, 5/15/17(a)(b) (cost $2,626,945)	2,825	2,610,300

Total Quasi—Sovereigns (cost $2,626,945)		2,610,300

PREFERRED STOCKS–0.2%
Federal National Home Loan Mortgage Corp. 8.375%(a)	39,550	965,020

Company	Shares	U.S. $ Value

Federal National Mortgage Association 8.25%(a)	59,175	$1,423,159

Total Preferred Stocks (cost $2,468,125)		2,388,179

SHORT-TERM INVESTMENTS–6.5%
Investment Companies–6.5%
AllianceBernstein Fixed Income Shares, Inc.—Government STIF Portfolio(g) (cost $70,905,135)	70,905,135	70,905,135

Total Short-Term Investments (cost $70,905,135)		70,905,135

Total Investments—100.5% (cost $1,115,282,651)(h)		1,088,156,894

Other assets less liabilities—(0.5)%		(5,146,891)

Net Assets—100%		$1,083,010,003

INTEREST RATE SWAP CONTRACTS
	Notional Amount (000)	Termination Date	Rate Type		Unrealized Appreciation
Swap Counterparty			Payments made by the Portfolio	Payments received by the Portfolio
Lehman Brothers	85,165	11/28/17	3 month LIBOR†	4.723%	$6,388,101
Lehman Brothers	16,125	2/26/13	3 month LIBOR†	3.746%	328,103
Lehman Brothers	9,000	12/04/11	3 month LIBOR†	4.850%	702,526

† Interest based on LIBOR (London Interbank Offered Rate).

FORWARD CURRENCY EXCHANGE CONTRACTS
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Depreciation

Sale Contracts
Mexican Peso	Settling 6/09/08	248,043	$22,979,686	$23,100,392	$(120,706)
Polish Zloty	Settling 5/13/08	28,833	12,395,548	12,910,205	(514,657)

FINANCIAL FUTURES CONTRACTS PURCHASED
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2008	Unrealized Appreciation

U.S. Treasury Notes
10 Yr Futures	199	June 2008	$22,926,476	$23,671,672	$745,196

2008 Semi-Annual Report	17

Schedule of Investments (continued)

*	Illiquid security.
**	Unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(a)	Positions, or portion thereof, with an aggregate market value of $914,385,486 have been segregated to collateralize open forward currency exchange contracts.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate market value of these securities amounted to $42,988,540 or 4.0% of net assets.
(c)	Represents entire or partial position segregated as collateral for open futures contracts.
(d)	Variable rate coupon, rate shown as of March 31, 2008.

(e)	Fair valued.
(g)	Investment in affiliated money market mutual fund.
(h)	At March 31, 2008, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $12,932,946 and gross unrealized depreciation of investments was $40,058,703, resulting in net unrealized depreciation of $27,125,757 (excluding foreign currency transactions, futures contracts and swaps).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2008, the Portfolio’s total exposure to subprime investments was 3.13%. These investments are valued in accordance with the Fund’s Valuation Policies (see note A1 for additional details).

Currency Abbreviations

MXN—Mexican Peso

PLN—Polish Zloty

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2008 (Unaudited)

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,017,251,759
Affiliated issuers	70,905,135
Foreign currency at value (a)	189,206
Cash in bank	1,809,365
Receivables:
Interest & dividends	11,347,176
Investment securities sold and foreign currency transactions	771,218
Capital shares sold	776,542
Margin due from broker on futures contracts	49,750
Appreciation of interest rate swap agreements (b)	7,418,730

Total assets	1,110,518,881

LIABILITIES
Payables :
Dividends to shareholders	1,172,598
Investment securities purchased	19,337,466
Capital shares redeemed	5,290,460
Management fee	369,370
Transfer Agent fee	10,482
Accrued expenses	89,560
Premium received on swaps	603,579
Depreciation of foreign currency contracts	635,363

Total liabilities	27,508,878

NET ASSETS	$1,083,010,003

Cost of investments
Unaffiliated issuers	$1,044,377,516
Affiliated issuers	$70,905,135

SHARES OF CAPITAL STOCK OUTSTANDING	72,530,991

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.93

NET ASSETS CONSIST OF:
Capital stock, at par*	$72,531
Additional paid-in capital	1,101,237,900
Undistributed net investment income/(excess distributions)	(4,367,841)
Accumulated net realized gain on investment and foreign currency transactions	5,614,826
Unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(18,961,831)
Foreign currency denominated assets and liabilities	(585,582)

$1,083,010,003

(a) Cost :$174,668. (Note 1)

(b) Includes swap premium of $603,579.

* The Sanford C Bernstein Fund II, Inc., has authorized 300 million shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2008 Semi-Annual Report	19

Statement of Operations—for the six months ended March 31, 2008 (Unaudited)

INVESTMENT INCOME
Income:
Interest	$27,887,405
Dividends—Affiliated issuers	1,699,429

Total income	29,586,834

Expenses:
Management fee (see Note 2A)	2,728,678
Transfer Agent fee	12,689
Custodian fee	137,037
Registration fees	32,804
Auditing and tax fees	24,569
Directors’ fees and expenses	17,753
Printing fees	12,849
Legal fees	8,967
Miscellaneous	7,465

Total expenses	2,982,811
Less: expenses waived and reimbursed by the Adviser	(504,134)

Net expenses	2,478,677

Net investment income	27,108,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on :
Investment transactions	8,553,838
Futures transactions	3,906,716
Foreign currency transactions	1,328,978
Swap transactions	933,330

Net realized gain on investment and foreign currency transactions	14,722,862

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(15,959,158)
Foreign currency denominated assets and liabilities	150,131

Net decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(15,809,027)

Net realized and unrealized loss on investment and foreign currency transactions	(1,086,165)

Net increase in net assets resulting from operations	$26,021,992

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$27,108,157	$43,934,019
Net realized gain on investment and foreign currency transactions	14,722,862	3,258,475
Decrease in unrealized appreciation/(depreciation) of investments, futures, swaps and foreign currency denominated assets and liabilities	(15,809,027)	(5,746,953)

Net increase in net assets resulting from operations	26,021,992	41,445,541

Dividends to shareholders:
Dividends from net investment income	(29,979,034)	(45,849,851)

Total dividends to shareholders	(29,979,034)	(45,849,851)

Capital-share transactions:
Net proceeds from sales of shares	162,076,893	386,753,409
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	10,687,267	14,772,723

Total proceeds from shares sold	172,764,160	401,526,132
Cost of shares redeemed	(154,287,095)	(86,434,065)

Increase in net assets from capital-share transactions	18,477,065	315,092,067

Net increase in net assets	14,520,023	310,687,757

NET ASSETS:
Beginning of period	1,068,489,980	757,802,223

End of period (a)	$1,083,010,003	$1,068,489,980

(a) Includes excess distributions of:	$(4,367,841)	$(1,496,964)

See Notes to Financial Statements.

2008 Semi-Annual Report	21

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$14.98		$15.06	$15.25		$15.48	$15.74	$15.44

Income from investment operations:
Investment income, net†	0.37		0.73	0.70		0.64	0.60	0.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)		(0.04)	(0.18)		(0.13)	(0.03)	0.41

Total from investment operations	0.36		0.69	0.52		0.51	0.57	0.97

Less distributions:
Dividends from taxable net investment income	(0.41)		(0.77)	(0.71)		(0.65)	(0.61)	(0.57)
Dividends from net realized gain on investment transactions	0		0	0		(0.09)	(0.22)	(0.10)

Total distributions	(0.41)		(0.77)	(0.71)		(0.74)	(0.83)	(0.67)

Net asset value, end of period	$14.93		$14.98	$15.06		$15.25	$15.48	$15.74

Total return (a)	2.41%		4.68%	3.53%		3.41%	3.76%	6.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,083,010		$1,068,490	$757,802		$650,915	$609,248	$464,517
Average net assets (000 omitted)	$1,101,635		$904,442	$710,128		$611,401	$535,624	$383,604
Ratio of expenses to average net assets	0.45%	*	0.45%	0.45%	(b)	0.45%	0.45%	0.45%
Ratio of expenses to average net assets before reimbursement	0.54%	*	0.56%	0.58%	(b)	0.57%	0.58%	0.64%
Ratio of net investment income to average net assets	4.92%	*	4.86%	4.68%	(b)	4.16%	3.86%	3.64%
Portfolio turnover rate	74%		219%	511%		619%	682%	791%

*	Annualized.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid.

2008 Semi-Annual Report	23

Notes to Financial Statements (continued)

Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

D.	Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, the Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by the Portfolio is reduced by the option premium received. For the six months ended March 31, 2008, the Portfolio had no transactions in written options.

F.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

G.	Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

24	Sanford C. Bernstein Fund II, Inc.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

J.	Securities Lending

The Portfolio may enter into securities lending transactions. By lending its portfolio securities, the Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of the Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities.

K.	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standard Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2008 Semi-Annual Report	25

Notes to Financial Statements (continued)

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

L.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At March 31, 2008, the Portfolio had not entered into any reverse repurchase agreements.

M.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement (the “Agreement”), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the six months ended March 31, 2008, the aggregate amount of such fee waiver was $504,134.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for

26	Sanford C. Bernstein Fund II, Inc.

this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. AllianceBernstein Fixed-Income Shares, Inc.–Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. For the six months ended March 31, 2008, the Portfolio had purchases and sales of Government STIF Portfolio in the amount of $158,052,368 and $87,147,233, respectively and purchases and sales of Prime STIF Portfolio in the amount of $510,479,502 and $542,369,578, respectively.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2007 through March 31, 2008, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$277,961,249	$124,521,986
U.S. government securities	480,701,157	618,668,834

B.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$45,849,851	$33,497,511
Net long-term capital gains	-0-	-0-

Total distributions paid	$45,849,851	$33,497,511

As of September 30, 2007, the components of accumulated earnings/(deficits) on a tax basis were as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$1,777,480	$-0-	$(9,882,406)	$(4,791,083)	$(12,896,009)

(a)	At September 30, 2007 the Portfolios had capital loss carryforwards of $7,754,109 of which $81,091 expires in the year 2013 and $2,206,525 expires in the year 2014 and $5,466,493 expires in the year 2015. The Portfolio had deferred straddle losses of $2,128,297, as of September 30, 2007.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts.

2008 Semi-Annual Report	27

Notes to Financial Statements (continued)

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and deferred compensation.

NOTE 4.	Risks Involved in Investing in the Portfolio

Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the Portfolio’s involvement in these financial instruments. To the extent that the Portfolio enters into short futures, losses may be unlimited. The Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2008 and the year ended September 30, 2007, were as follows:

	SIX MONTHS ENDED 3/31/08 (UNAUDITED)	YEAR ENDED 9/30/07
Shares sold	10,805,893	25,800,325
Shares issued to shareholders on reinvestment of dividends	712,883	984,652
Shares redeemed	(10,315,969)	(5,768,172)

Net increase in shares outstanding	1,202,807	21,016,805
Shares outstanding at beginning of period	71,328,184	50,311,379

Shares outstanding at end of period	72,530,991	71,328,184

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if

28	Sanford C. Bernstein Fund II, Inc.

necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2008.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On March 31, 2008, the Portfolio implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

2008 Semi-Annual Report	29

Notes to Financial Statements (continued)

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

30	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

Marc O. Mayer

President

David H. Dievler*

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Shawn E. Keegan

Vice President

Joran Laird

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Jeffrey S. Phlegar

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of and investment decisions for Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Investment Team. Messrs. Keegan, Laird, Peebles, Phlegar and Wilensky, and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2008 Semi-Annual Report	31

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on

32	Sanford C. Bernstein Fund II, Inc.

the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared to the Lehman Brothers Aggregate Bond Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (May 2002 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group and Performance Universe in all periods reviewed except in the 1-year period of the Performance Universe when it was in the 4th quintile, and that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Fund. The directors noted that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be the same as that in the Fund’s Advisory Agreement.

2008 Semi-Annual Report	33

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s at approximate current size contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

34	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/07 ($MIL)
Intermediate Duration Institutional Portfolio	50 bp on 1st $1 billion[4] 45 bp on the balance	$1,068.5

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.57%	September 30

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Although the breakpoint starts out at 50 bp the Fund has an expense cap of 45 bp, which effectively reduces the advisory fee.

2008 Semi-Annual Report	35

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2007 net assets.

FUND	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,068.5	U.S. Core Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25 m	0.208%	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund based on September 30, 2007 net assets versus the Fund’s advisory fees:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE[6]	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.497%	0.500%

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6 The SCB Fund Board approved an additional breakpoint of 30 basis points in excess of $7 billion on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

36	Sanford C. Bernstein Fund II, Inc.

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.8 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT Fee (%)[9]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.500	0.590	3/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.10

FUND	EXPENSE RATIO (%)	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.452	0.656	1/15	0.556	22/85

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.11

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

7 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

8 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the contractual management fee.

10 Except for asset (size) comparability, Lipper uses the same criteria for an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11 Note the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

2008 Semi-Annual Report	37

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached a high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended July 31, 2007.16

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK (%)	PU RANK (%)
1 year	5.07	5.15	5.23	9/15	70/116
3 year	3.88	3.83	3.86	7/14	46/97
5 year	4.63	4.63	4.55	7/13	39/88

12 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13 The Deli study was originally published in 2002 based on 1997 data.

14 It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

15 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

16 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

38	Sanford C. Bernstein Fund II, Inc.

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.17 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	5.07	3.88	4.63	4.72	3.43	0.52	5
Lehman Brothers Aggregate Bond Index Inception Date: May 17, 2002	4.76	3.41	4.15	4.68	3.66	0.43	5

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 21, 2007

17 The benchmark since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

18 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

2008 Semi-Annual Report	39

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0308

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: May 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 30, 2008

5